UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2008
CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	95-3629339
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)
Commission file number: 0-10140
701 North Haven Avenue
Ontario, California 91764
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (909) 980-4030
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
CVB Financial Corporation (the “Company”) is providing its investor slide presentations with information as of December 31, 2007. The slide presentations are furnished (not filed) as Exhibit 99.1 and Exhibit 99.2 to this current Report on Form 8-K pursuant to Regulation FD.
Item 8.01 Other Events.
On March 25, 2008 the Company’s President and Chief Executive Officer, Christopher D. Myers, will participate in the California Bankers Association and Carpenter & Company 8th Annual Strategic Issues Summit. Mr. Myers will discuss the slides furnished as Exhibit 99.1 at this summit. In addition, on March 26, 2008, Mr. Myers will discuss the slides furnished as Exhibit 99.2 with various potential investors.
Item 9.01 Financial Statements and Exhibits.
Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.
     (a) Exhibits
99.1	Slide presentation of CVB Financial Corp. as of December 31, 2007 (furnished pursuant to Regulation FD)

99.2	Slide presentation of CVB Financial Corp. as of December 31, 2007 (furnished pursuant to Regulation FD)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)
Date: March 24, 2008	By:	/s/ Edward J. Biebrich Jr.
Edward J. Biebrich Jr.,
Executive Vice President and Chief Financial Officer